SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest Event Reported): August 12, 2005
GOLDMAN SACHS ASSET BACKED SECURITIES CORP.
(Exact name of Registrant as specified in its charter)

DELAWARE	333-101904	02-0678069
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 BROAD STREET, NEW YORK, NEW YORK	10004
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (212) 902-1000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS.
FILING OF COMPUTATIONAL MATERIALS
In connection with the proposed offering of the Notes, Goldman, Sachs & Co. (the “Underwriter”) has prepared certain materials (the “Computational Materials”) for distribution to potential investors.
For purposes of this Form 8-K, “Computational Materials” shall mean computer generated tables and/or charts displaying, with respect to the Notes, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; cash flow characteristics; background information regarding the receivables; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are listed as EXHIBIT 99.1 and are attached to this Form 8-K.
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS
INFORMATION AND EXHIBITS
(a) Not applicable.
(b) Not applicable.
(c) Exhibits:

EXHIBIT NUMBER	DESCRIPTION
99.1	Computational Materials

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDMAN SACHS ASSET BACKED SECURITIES CORP.

By:	/s/ Joseph Marconi
	Name:	Joseph Marconi
	Title:	Vice President

     Dated: August 12, 2005

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Computational Materials

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